Exhibit 99.2

SLIDE 1

MAF BANCORP, INC.

America’s Community Bankers

Community Bank Investor Conference

[February 21-22, 2006 Appears Here]

SLIDE 2

FORWARD-LOOKING INFORMATION

Statements contained in this presentation that are not historical facts, constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “plan,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future.

Factors which could have a material adverse effect on operations and could affect management’s outlook or future prospects of the Company and its subsidiaries include, but are not limited to, unanticipated changes in interest rates or further inversion of the yield curve, less than anticipated balance sheet growth, unanticipated changes in secondary mortgage market conditions, deposit flows, competition, adverse federal or state legislative or regulatory developments, higher than expected compliance costs, deteriorating economic conditions which could result in increased delinquencies in the Company’s loan portfolio, the quality or composition of the Company’s loan or investment portfolios, demand for loan products, financial services and residential real estate in the Company’s market areas, delays in real estate development projects, difficulties relating to the integration of the EFC acquisition and the possible short-term dilutive effect of the EFC acquisition or other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 3

MAF Bancorp, Inc.

•	8th largest deposit market share in Chicago area*
•	5th largest deposit market share in the Milwaukee are*
•	82 branch offices; average branch size of $84 million
•	Nearly 300,000 households served
•	$11.5 billion in assets
•	$6.9 billion in deposits
•	Market capitalization of $1.5 billion **

* Based on FDIC data as of June 30, 2005, adjusted for EFC Bancorp acquisition

** Based on closing market price on 2/10/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 4

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Branches

•	Average Branch Size - $84 million

(At Period End)

32	34	66	72	73	82
12/01	12/02	12/03	12/04	12/05	1/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 5

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

$5.2	$5.6	$5.9	$8.9	$9.7	$10.5	$11.5
12/00	12/01	12/02	12/03	12/04	12/05	1/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 6

[MAP OF MAF BANCORP, INC’S MARKET AREA SHOWING MIDAMERICA

AND EFS BANK BRANCHES APPEARS HERE]

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 7

DEPOSIT MARKET SHARE

MILWAUKEE

1.	M&I Marshall & Ilsley Bank	28.07%
2.	US Bank National Assn	23.73%
3.	JP Morgan Chase Bank	6.93%
4.	Associated Bank NA	5.37%
5.	Mid America Bank, fsb	3.13%
6.	Wauwatosa Savings Bank	2.85%
7.	Guaranty Bank	2.81%
8.	Bank Mutual	1.98%
9.	North Shore Bank FSB	1.77%
10.	Wells Fargo Bank WI NA	1.63%

Based on FDIC data as of June 30, 2005

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 8

DEPOSIT MARKET SHARE

CHICAGO

1.	JP Morgan Chase Bank	16.03%
2.	LaSalle Bank	12.92%
3.	Harris Trust & Savings Bank	9.81%
4.	Northern Trust Co.	3.53%
5.	Fifth Third Bank	3.36%
6.	Wintrust Financial Corp.	2.70%
7.	Charter One Bank NA	2.69%
8.	Mid America Bank, fsb	2.35%*
9.	Corus Bank	2.29%
10.	Citibank FSB	2.27%

Based on FDIC data as of June 30, 2005
* Proforma including EFC Bank

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 9

[MAP OF MAF BANCORP, INC.’S CHICAGO MARKET AREA SHOWING MIDAMERICA AND EFS BRANCH LOCATIONS]

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 10

EFC Bancorp Acquisition

•	$1 billion in assets
•	$700 million in deposits
•	Seven-office branch network
•	Population in primary market area (Kane County) predicted to grow more than 17% over next 5 years
•	Information systems conversion completed in February 2006

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 11

[MAP OF MAF BANCORP, INC’S MARKET ARE SHOWING MIDAMERICA AND

EFS BANK BRANCHES APPEARS HERE]

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 12

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Return on Average Equity/Average Tangible Equity

Return on Average Equity

14.18%	10.98%	10.75%
2003	2004	2005

Return on Average Tangible Equity

18.37%	15.81%	16.03%
2003	2004	2005

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 13

Stock Repurchase Plan

•	Announced February 2, 2006
•	1.7 million shares authorized
•	4.9% of outstanding shares

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non Interest Expense/Average Assets

1.86%	1.99%	1.84%
12/03	12/04	12/05

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 15

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Composition – 12/31/05

Business Checking	4.1%
Regular Checking	17.9%
Money Market	10.9%
Passbook	20.5%
CD	46.6%

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 16

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

2.96%	3.06%	2.88%
12/03	12/04	12/05

Year Ended

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 17

Mitigate Net Interest Margin Pressure

•	Limited asset growth
•	Sell more 1-4 family loans
•	Reduce reliance on higher-cost wholesale borrowings
•	Reinvest investment portfolio cash flows into loans:

•	Business Banking loans
•	HELOCs
•	ALT A – ARM loans

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 18

[PIE CHARTS APPEAR HERE WITH THE FOLLOWING PLOT POINTS]

Loan Portfolio Composition

12/31/02	12/31/05
$4.4 billion	$7.2 Billion

1-4 Family	79%	59%
Commercial/Other	4%	11%
Consumer	10%	19%
Multifamily	6%	9%
C&I	1%	2%

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 19

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Diversification

(Millions)

Total Loans

$4,410	$6,402	$6,878	$7,211
12/31/02	12/31/03	12/31/04	12/31/05

1-4 Family Loans

79%	61%	59%	59%
12/31/02	12/31/03	12/31/04	12/31/05

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 20

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1-4 Family First Mortgage Lending Volume

(Billions)

Volume

$3.0	$4.0	$2.4	$2.0
2002	2003	2004	2005

Purchase Volume

$1.7	$2.1	$1.4	$1.3
2002	2003	2004	2005

Refinance Volume

$1.3	$1.9	$1.0	$0.7
2002	2003	2004	2005

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 21

Mortgage Banking Operation

(Millions)

Calendar Year
2001	2002	2003	2004	2005

Gain on Sale of Loans	$8.7	$16.3	$25.9	$9.3	$10.7
Loans Sold	$1,020	$1,315	$1,765	$914	$826

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 22

Mortgage Loans – Cross Penetration

Year Ended December 31, 2005

•	47% - Equity Lines of Credit

•	44% - Checking Accounts

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 23

Loan Generated Fee Income

•	Risk Sharing with Mortgage Insurance Companies

•	Title Insurance

•	Mortgage Servicing

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 24

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loans Serviced for Others (Millions)

(At Period End)

$1,402	$2,022	$3,331	$3,641	$2,919
12/01	12/02	12/03	12/04	12/05

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 25

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Line of Credit Balances (Millions)

$387	$898	$1,281	$1,279
12/31/02	12/31/03	12/31/04	12/31/05

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 26

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Line of Credit Origination Volume

(Millions)

$383	$592	$1,152	$1,202
12/31/02	12/31/03	12/31/04	12/31/05

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 27

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Multi-Family Loan Balances

(Millions)

$260	$621	$647	$687
12/31/02	12/31/03	12/31/04	12/31/05

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 28

Business Banking

•	Direct Connection with Business Customers
•	No Syndicated Loans or National Leases
•	Focus on Lending and Deposit Services
•	Excellent Credit Quality

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 29

Credit Quality – 12/31/05

•	NPL/Total Loans: .43%
•	Allowance for Loan Loss Reserves - $36.5 million
•	Allowance for Loan Losses/NPL: 117%
•	Allowance for Loan Losses/Total Loans: .51%
•	93% of NPL are secured by 1-4 Family Properties
•	2005 Net Charge-offs: $1.3 million

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 30

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Income from Real Estate Operations

(Millions)

$9.5	$11.5	$9.7	$11.3	$6.7	$2.9
12/00	12/01	12/02	12/03	12/04	12/05

Year Ended

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 31

[MAP OF SPRINGBANK OF PLAINFIELD DEVELOPMENT APPEARS HERE]

SLIDE 32

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Annual Cash Dividends

$0.06	$0.14	$0.15	$0.18	$0.26	$0.34	$0.39	$0.46	$0.60	$0.72	$0.84
1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

$0.92	$1.00
2005	2006
(Projected)

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 33

Company Highlights

•	Growing franchise in attractive markets
•	Strong and varied asset – generation capabilities
•	Multiple non-interest income sources
•	Excellent credit quality

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 34

MAF BANCORP, INC.